Management Discussion and Analysis

September 25, 2001


Dear Fellow Shareholder:

Thank goodness it's over!! The Signature Fund's 2001 fiscal year, which ended on August 31, presented extraordinary challenges. It was a year stock investors could run, and many did. But there were woefully few places to hide. A scan of the Dow Jones Global Indexes reflects that, as steep losses weren't confined to U.S. stock investors. During the 12 months ending in the late August to early September period, index losses averaged slightly over 26% in the U.S., Latin America, and Europe. Asian markets, which were down 31%, sustained even more damage.

The Fund's performance was slightly better than broad U.S. stock market indexes such as the Wilshire 5000, S&P 500 and Russell 1000. Fund returns, however, clearly lagged some market sub-sectors, particularly smaller stocks, but handily topped the returns of other sub-sectors such as the technology-stock dominated NASDAQ.

As I described in the Fund's last semi-annual report, the critical event driving the Fund's performance over this last fiscal year occurred in mid-October 2000 just before the presidential election.

To briefly recap, during that mid-October period the Market Meter signaled a change in direction, going from the BUY mode to the SELL mode. With that change, the Meter was suggesting that stocks, as a proportion of the Fund's assets, be reduced from 100% to approximately 30%.

Normally, I move quickly to implement the Meter's recommendation. In this instance, though, I decided to override the Meter's recommendation and keep the Fund fully invested in stocks or stock substitutes.

I did so because the Market Meter is designed to look ahead three to six months. We were, however, about to enter that time of year when the stock market usually performs best. In addition, it was an election year, a period where stock returns also tend to be much better than normal. I, thus, expected a sizable year-end stock market rally. My objective was to exploit this rally and then, as the year end approached, restructure the Fund's portfolio more defensively as called for by the Market Meter.

Unfortunately, the year-end rally I expected never materialized. And, as they say, the rest is history. The stock market sold off with a vengeance.

Given the Market Meter's forewarning of trouble ahead, I wasn't surprised by the market's downturn. But for the reasons described, I was taken aback by its timing. My decision to override its recommendation and remain fully invested has obviously had a negative impact on the Fund's return over this past fiscal year.

To quote from February's semi-annual report, what has made this year so painful and disappointing for me . . . "is the fact that, through the Market Meter, I had a tool to sidestep a good bit of the current downside damage. Many stock investors have been cruising along in recent years with nary a concern about the risks they were assuming, but not me. I've been worried about the potential fallout from investor excesses for some time, but I likewise felt that if there was ever a tool that could help avoid the kind of problems we're now encountering, it was the Market Meter. It wasn't a failure of the system because, as we can see with the clarity of hindsight, the Market Meter's SELL signal was quite timely."

Despite my keen disappointment at this turn of events, occasional setbacks are an unavoidable part of the investment process. The important thing is to build on one's experience by taking to heart all the good lessons. Also, this calls to mind rule one of investing: Never bet the house; don't become so extended that it's impossible to recover from either simple bad luck or errors in judgment. With that perspective, I'll briefly review the Fund's performance.

As previously discussed, the Fund's "since inception" performance lags the S&P 500, its target index, due to the Fund's significant underperformance in the fall of 1999. During that period, the Fund was not yet open to outside shareholders; it, in fact, had only one shareholder, a co-owner of Lindbergh Capital Management, the Fund's advisor. The Fund was sitting mostly in cash just as technology stocks began their parabolic blowoff. Under the rules, the returns of this period are part of the Fund's permanent track record. Most importantly, though, no single outside shareholder was penalized for this period of underperformance.
---------------------------------------------------
                         Since   Calendar    Since
                         Jan. 1,   Year    Inception*
                         2000      2001
---------------------------------------------------

Lindbergh Signature     -10.9%    -13.5%    -7.2%
Fund
S&P 500                 -13.4%    -13.4%    -5.1%
Wilshire 5000           -14.0%    -12.9%    -4.3%
Russell 2000             -3.1%     -2.0%     6.3%
NASDAQ                  -38.6%    -26.9%   -19.6%
---------------------------------------------------

*Fund inception  -
October 1, 1999
---------------------------------------------------

Since the beginning of January 2000, when the Fund was opened to outside shareholders, the Fund's annualized loss has averaged 10.9% (see table). By comparison, the S&P 500's losses were 13.4% over the same period. The Wilshire 5000's losses were running at a 14.0% annual rate. (Please note, because the returns shown under the headings "Since Inception" and "Since Jan. 1, 2000" exceed one year, they are average-annual rates of return.)

The Fund's performance relative to more narrow stock market indexes varied considerably. Compared to the broader U.S. stock market, for example, small company stocks as measured by the Russell 2000, have performed quite well this year. This is somewhat surprising as small stocks tend to be among those sectors hardest hit during steep market declines. But after suffering through six years of sub-par returns, small stocks are much more cheaply priced than their large company counterparts. This is the most likely reason why small stocks have held up better than most during the current bear market.

The tech-stock dominated NASDAQ Index tells a completely different story. With the bursting of the tech-stock bubble, it's hardly surprising that the Fund's returns have easily topped that of the NASDAQ's. (Please note, the returns shown for the S&P 500, Wilshire 5000, and the Russell 2000 include dividend income. The returns for the NASDAQ do not include dividends, but NASDAQ stocks tend to pay little or no dividends.)

That's the past, but what can we reasonably expect in the weeks and months ahead? Today, as I'm writing this letter, we're into the fourteenth day since the terrorist attack on the World Trade Center. Thus, the near-term picture is still quite murky. I'm sure, though, by the time you're reading this letter, we'll all have somewhat better insights as to the implications of this event for both the economy and stock market. Nevertheless, even at this early stage, it's possible to offer some qualified opinions as to its possible fallout for investors and ultimately Signature Fund shareholders. First, the steep drop in stock prices in the days following the attack was not unexpected. Second, despite the intensity of such sell offs, history shows that the stock market almost always recovers fairly quickly from news shocks. Third, the economy is particularly vulnerable to further stock market weakness. Stock market profits were, after all, a major source of funds for the consumer-led spending spree in recent years. So if stock prices don't soon recover, a recession will be difficult to avoid.

In a quirk of timing, the terrorists struck when both the economy and stock market were uniquely vulnerable. For instance, plunging stock prices could easily induce a significant drop in consumer spending. This, in turn, would deepen and prolong any economic downturn. Additional bad economic news could provide the catalyst for even more stock market weakness. Unfortunately, the fallout from the terrorist attack could possibly trigger a self-feeding downward spriral in both the economy and stock prices.

That's the primary risk faced by the economy and stock market, but what's the chance of it happening? Since we've never before suffered through such an event, it's hard to predict how consumers will react once the initial shock subsides.

No doubt, the fears of consumers, fed in part by falling stock prices, will exert considerable short-term drag on economic growth. The stock market, though, is already discounting a serious recession. From my perspective, that's the worst case scenario and, therefore, the least likely outcome. A deep and prolonged recession is unlikely simply because there are powerful countervailing forces working to support the economy.

Given the usual lags, the economy, for example, is just now beginning to benefit from the credit easing efforts instituted by the Federal Reserve earlier in the year. Also, the recent tax refund will further bolster economic growth, as will falling energy prices. Add to these positives forces the likelihood of Congress moving posthaste to enact a huge economic stimulus package. Together, these factors are bound to provide a hefty counterbalance to any negative economic fallout from the terrorist attack.

Despite these positive forces, the U.S. economy and its financial markets are obviously sailing in uncharted waters. Over the very short term, this heightens the risk for investors. But nothing better characterizes the U.S. economy than its remarkable resiliency. I certainly have no doubt that the economy and the spirit of the American people will recover from the shock of this tragedy and with it, the nation's stock market.

For me, it really becomes more of a question of when, not if. The stock market, however, will begin to anticipate an economic turn for the better well before it arrives. As such, there's a fairly good possibility, that we've already seen the lows for this bear market cycle. If so, then all that's needed is some time; time for the market to heal its wounds and to build a stage from which to launch the next bull market. We're not there yet, but my sense is, we're getting much closer.

As a result, the Fund's portfolio is not fully invested in stocks. Instead, stocks or stock equivalents using index futures comprise approximately 70% of Fund assets. The remaining Fund assets are reserves that can be used to increase the Fund's equity holdings when new opportunities arise.

Finally, I'm sure you're ever bit as pleased as I am to be closing the book on this chapter in the Signature Fund's life. For the reasons described, I remain quite hopeful that we will all enjoy a much more favorable investment environment in the year ahead.

Respectfully yours,

DeWayne Wiggins

     Performance Summary August 31, 2001

                  Lindbergh  S&P 500
 09/30/99         10,000.00   10,000.00
 10/31/99         10,200.00   10,632.55
 11/30/99         10,297.00   10,848.68
 12/31/99         10,510.68   11,487.24
 01/31/00         10,411.04   10,910.16
 02/29/00         10,438.49   10,703.86
 03/31/00         10,725.20   11,750.33
 04/30/00         10,658.10   11,396.93
 05/31/00         10,622.51   11,162.98
 06/30/00         10,755.70   11,438.23
 07/31/00         10,779.09   11,259.55
 08/31/00         11,306.76   11,958.52
 09/30/00         11,011.91   11,327.35
 10/31/00         10,655.05   11,279.31
 11/30/00          9,697.31   10,390.70
 12/31/00         10,032.46   10,441.68
 01/31/01         10,201.78   10,811.92
 02/28/01          9,273.76    9,826.69
  3/31/01          8,830.11    9,204.26
  4/30/01          9,295.60    9,918.96
  5/31/01          9,410.94    9,985.45
  6/30/01          9,343.48    9,742.51
  7/31/01          9,173.74    9,646.56
  8/31/01          8,674.30    9,043.27

                    Average Annual Total Return
                 For the Periods Ending August 31, 2001
                                                               Since Inception
                                 One Year                     (October 1, 1999)
    Lindbergh Signature Fund       -23.28%                         -7.15%
    S&P 500 Index                  -24.38%                         -5.10%


This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 1, 1999 (inception of the Fund) and held through August 31, 2001. The S&P 500 Index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. The Fund's return represents past performance and is not a guarantee of future results.

          Schedule of Investments - August 31, 2001


          COMMON STOCKS - 67.24%


                         Accident & Health Insurance - 0.49%
              7,000      Conseco, Inc. *                                  $ 64,260
                                                                        -----------

                         Apparel & Other Finished Products of Fabrics
                           and Similar Materials - 2.63%
              11,000     Oshkosh B'Gosh                                    340,670
                                                                        -----------

                         Beverages - 2.81%
              8,600      Constellation Brands, Inc. - Class A *            364,210
                                                                        -----------

                         Aircraft Engines & Engine Parts - 1.75%
              3,300      United Technologies Inc.                          225,720
                                                                        -----------

                         Computer Communications Equipment - 0.09%
               790       Juniper Networks, Inc. *                           11,060
                                                                        -----------

                         Computer Storage Devices - 0.29%
              2,420      EMC Corp. *                                        37,413
                                                                        -----------

                         Concrete, Gypsum, Plaster Products - 0.06%
               100       Ameron International                                7,265
                                                                        -----------

                         Crude Petroleum & Natural Gas - 2.01%
              13,800     Ocean Energy, Inc.                                260,130
                                                                        -----------

                         Electronic Computers - 0.37%
              4,220      Sun Microsystems, Inc. *                           48,319
                                                                        -----------

                         Federal & Federally-Sponsored Credit Agencies - 1.98%
              4,060      Federal Home Loan Mortgage Corp.                  255,293
                                                                        -----------

                         Functions Related to Depository Banking, NEC - 3.90%
              9,610      Concord EFS, Inc. *                               504,237
                                                                        -----------

                         General Industrial Machinery & Equipment, NEC - 1.63%
              4,050      Tyco International Ltd.                           210,397
                                                                        -----------

                         Heavy Contruction Other than Buildings - 2.36%
              5,200      Jacobs Engineering Group Inc. *                   304,824
                                                                        -----------

                         Insurance Agents, Brokers & Services - 2.57%
              6,220      Express Scripts Inc. Class A                      332,894
                                                                        -----------

                         Millwood, Veneer, Plywood & Structures - 2.87%
              7,700      American Woodmark Corp.                           371,140


                                                                        -----------

          Schedule of Investments - August 31, 2001

                         Miscellaneous Food Preparations & Kindred Products - 2.84%
              8,000      American Italian Pasta Co. Class A              $ 367,200
                                                                        -----------

                         National Commercial Banks - 1.78%
              6,600      MBNA Crop.                                        229,416
                                                                        -----------

                         Operative Builders - 2.31%
              7,900      Pulte Corp.                                       299,015
                                                                        -----------

                         Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.10%
              9,840      Biomet, Inc.                                      271,879
                                                                        -----------

                         Personal Credit Institutions - 2.73%
              5,970      Household International, Inc.                     352,827
                                                                        -----------

                         Retail - Eating Places - 2.67%
              10,700     Applebees International                           345,610
                                                                        -----------

                         Retail - Miscellaneous Shopping Goods - 0.88%
              8,200      Office Depot, Inc. *                              113,980
                                                                        -----------

                         Savings Institutions - Federally Chartered - 2.84%
              9,500      Dime Bancorp Inc.                                 366,700
                                                                        -----------

                         Semiconductors & Related Devices - 0.69%
              2,160      Linear Technology Corp.                            88,733
                                                                        -----------

                         Services - Computer Processing & Data Preparation - 2.03%
              4,850      FiServ Inc. *                                     262,725
                                                                        -----------

                         Services - Miscellaneous Health & Allied Services, NEC - 2.28%
              10,380     Lincare Holdings Inc.                             294,896
                                                                        -----------

                         Services - Nursing & Personal Care Facilities - 2.46%
              12,500     Sunrise Assisted Living, Inc. *                   317,500
                                                                        -----------

                         Services - Personal Services - 2.95%
              9,800      Block (H.R.), Inc.                                381,318
                                                                        -----------

                         Services-Prepackaged Software - 0.33%
              1,860      i2 Technologies, Inc. *                            12,388
              1,400      Siebel Systems, Inc. *                             30,240
                                                                        -----------
                                                                        -----------
                                                                            42,628
                                                                        -----------

                         Services - To Dwellings & Other Buildings - 1.95%
              7,300      ABM Industries, Inc.                              252,215
                                                                        -----------

          Schedule of Investments - August 31, 2001

                         Ship & Boat Building & Repair - 2.99%
              4,900      General Dynamics Corp.                       $    386,904
                                                                        -----------

                         Surety Insurance - 2.76%
              5,100      MGIC Investment Corp.                             356,490
                                                                        -----------

                         Surgical & Medical Instruments & Apparatus - 2.44%
              6,400      Teleflex, Inc.                                    314,880
                                                                        -----------

                         Wholesale-Drugs Proprietaries & Druggists' Sundries - 2.40%
              4,260      Cardinal Health, Inc.                             310,724
                                                                        -----------

          TOTAL COMMON STOCKS (Cost $8,446,951)                          8,693,472
                                                                        -----------

          INVESTMENT COMPANIES - 14.97%

              7,300      iShares S&P Midcap 400/BARRA Value Fund           653,642
              5,000      iShares Russell 2000 Value Index Fund             632,450
              5,000      streetTRACKS Dow Jones U.S. Small Cap Value Index 648,800
                                                                        -----------
                                                                        -----------
          TOTAL INVESTMENT COMPANIES (Cost $1,931,002)                   1,934,892
                                                                        -----------

            Principal                                                   Market Value
                         U.S. Government Securities - 15.39%
            2,000,000    U.S. Treasury Bill, 3.46%, due 11/01/01 (Cost $11,989,432 (b)
                                                                        -----------

                         Money Market Securities - 2.45%
             316,670     UMB Money Market Fiduciary Fund 1.90%, (a) (Cost $316,670)
                                                                        -----------



          TOTAL INVESTMENTS - 100.05% (Cost $12,682,955)                12,934,466
                                                                        -----------
                                                                        -----------
          Liabilities in excess of other assets - (0.05)%                   (6,265)
                                                                        -----------
                                                                        -----------
          Total Net Assets - 100.00%                                  $ 12,928,201
                                                                        ===========

          * Non-Income Producing
          (a) Variable rate security; the coupon rate shown represents the rate at August 31, 2001.
          (b) Securities segregated as initial margin for open futures contracts are $500,000 of the total
                $2,000,000 investment.
          See accompanying notes which are an integral part of the financial statements.

         Statement of Assets & Liabilities                      August 31, 2001



         ASSETS
                                                                          Amount

             Investment in securities (cost $12,682,955)            $ 12,934,466
             Dividends receivable                                          3,098
             Interest receivable                                             585
             Variation margin on futures contracts                         8,385
             Other assets                                                    391
                                                                   -------------

                Total assets                                          12,946,925
                                                                   -------------

         LIABILITIES


             Other payables and accrued expenses                        $ 18,724
                                                                   -------------
                Total liabilities                                         18,724
                                                                   -------------
             Net Assets                                             $ 12,928,201
                                                                   =============

         SOURCES OF NET ASSETS


             Net assets consist of:
             Paid in capital                                        $ 16,142,526
             Accumulated undistributed net investment income              85,449
             Accumulated net realized loss on investments            (3,490,788)
             Net unrealized appreciation (depreciation) on:
               Investments                                               251,511
               Futures contracts                                        (60,497)
                                                                   -------------

             Net Assets                                             $ 12,928,201
                                                                   =============

             Shares of capital stock outstanding (no par value,
               Unlimited shares authorized)                              162,161

             Net asset value, offering and redemption
               price per share ($12,928201/162,161)                 $      79.72
                                                                   =============


             See accompanying notes which are an integral part of the financial statements.

         Statement of Operations
           - for the year ended August 31, 2001


         INVESTMENT INCOME


             Dividend income                                           $ 37,949
             Interest income                                            295,465
                                                                     -----------
             Total Income                                               333,414


         EXPENSES


             Investment advisory fee (Note 3)                           103,687
             Transfer agent fees                                         15,001
             Administration fees                                         18,002
             Legal fees                                                  17,047
             Pricing & bookkeeping fees                                  18,002
             Custodian fees                                               7,001
             Insurance fees                                               1,368
             Registration fees                                            4,894
             Audit fees                                                  11,443
             Trustees' fees                                               6,976
             Out of pocket fees                                           6,507
             Printing fees                                                3,828
             Miscellaneous fees                                           2,486
                                                                     -----------
             Total expenses before waived & reimbursed expenses         216,242
             Expenses waived & reimbursed by Adviser (Note 3)          (112,734)
                                                                     -----------
             Total operating expenses                                   103,508
                                                                     -----------
             Net Investment Income                                      229,906
                                                                     -----------

         REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS


             Net realized gain (loss) on:
               Investment securities                                   (857,843)
               Futures contracts                                     (2,577,397)
             Change in net unrealized appreciation (depreciation) on:
               Investment securities                                   (135,929)
               Futures contracts                                       (388,119)
                                                                     -----------
             Net gain (loss) on investment securities                (3,959,288)
                                                                     -----------
             Net increase (decrease) in net assets resulting
              from operations                                       $(3,729,382)
                                                                     ===========


         See accompanying notes which are an integral part of the financial statements.

        Statement of Changes in Net Assets


        INCREASE (DECREASE) IN NET ASSETS





           Operations:
              Net investment income (loss)              $ 229,906      $ 350,419
              Net realized gain (loss) on investment
                securities                             (3,435,240)       185,983
              Change in net unrealized appreciation
                (depreciation)                           (524,048)       715,062
                                                    -------------  -------------
                                                    -------------  -------------
              Increase (decrease) in net assets
                resulting from operations              (3,729,382)     1,251,464
                                                   -------------  -------------

           Distributions to shareholders:
              From net investment income                (472,926)       (21,950)
              From net realized gain                    (437,995)          (125)
                                                    -------------  -------------
             Total distributions                        (910,921)       (22,075)
                                                    -------------  -------------

           Share Transactions:
              Net proceeds from sale of shares          1,203,164     14,524,854
              Shares issued in reinvestment               910,921         22,074
              Shares redeemed                             (27,253)     (394,645)
                                                    -------------  -------------
              Net increase in net assets resulting
              from share transactions                   2,086,832     14,152,283
                                                    -------------  -------------

           Total increase (decrease) in net assets     (2,553,471)    15,381,672
                                                    -------------  -------------

           Net Assets:
              Beginning of period                      15,481,672        100,000
                                                    -------------  -------------
              End of period
                                                     $ 12,928,201   $ 15,481,672
                                                    =============  =============

           Transactions in Fund Shares:
           Shares sold                                     13,171        141,687
           Shares reinvested                               10,068            214
           Shares redeemed                                  (288)        (3,690)
                                                     -------------  ------------
           Net increase in number of shares outstanding    22,950        138,211
                                                    =============  =============


        * For the Period October 1, 1999 (Commencement of Operations) to August 31, 2000.

        See accompanying notes which are an integral part of the financial statements.
         Financial Highlights





                                                                 Period Ended
                                                     Year ended   August 31,
                                                     August 31,2000  2000 (a)
             Selected Per Share Data:
             Net asset value, beginning of period    $ 111.21    $ 100.00
                                                     ---------   ---------
             Income from investment operations
                Net investment income                    1.52        4.18
                Net realized and unrealized gain (loss)(28.05)       8.75
                                                     ---------   ---------
             Total from investment operations          (26.53)      12.93
                                                     ---------   ---------
             Less Distributions:
                From net investment income              (3.26)      (1.71)
                From net realized gain                  (1.70)      (0.01)
                                                     ---------   ---------
             Total distributions                        (4.96)      (1.72)
                                                     ---------   ---------

             Net asset value, end of period           $ 79.72    $ 111.21
                                                     =========   =========

             Total Return (b)                          (23.28)%    13.07%

             Ratios and Supplemental Data:
             Net assets, end of period (000)         $ 12,928    $ 15,482
             Ratio of expenses to average net assets    0.75%       0.75% (c)
             Ratio of expenses to average net assets
                before waiver & reimbursement           1.57%       2.00% (c)
             Ratio of net investment income to
                average net assets                      1.66%       4.33% (c)
             Ratio of net investment income to
                average net assets before
                waiver & reimbursement                  0.85%       3.08% (c)
             Portfolio turnover rate                   62.79%       5.38% (c)

         (a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
         (b) For periods of less than one full year total returns are not annualized.
         (c) Annualized


         See accompanying notes which are an integral part of the financial statements.

      Lindbergh Signature Fund
      Notes to the Financial Statements
      August 31, 2001

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      Note 1 - General

      The Lindbergh Signature Fund (the "Fund") is organized as a non-diversified series of Lindbergh Funds, a Massachusetts business trust, pursuant to a trust agreement dated June 16, 1999. The Lindbergh Signature Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income.
      Capital preservation is an important but secondary objective. The Fund seeks to achieve this objective by investing in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risk as assessed by the Fund's adviser, Lindbergh Capital Management, Inc. (the "Adviser"). In evaluating potential risk and return tradeoffs, the Adviser reviews general macro-economic conditions, Federal Reserve policy and employs various analytical models.

      When, in the Adviser's judgment, conditions are favorable for stock investments, the fund will normally be fully invested in commons stocks. If however, in the Adviser's view, stock market conditions are less favorable for investors, all or a portion of the fund assets will be shifted out of stocks and into such fixed income investments as bonds and cash. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash. The trust agreement permits the Board of Trustees (the "Board") to issue and unlimited number of shares of beneficial interest of separate series without par value. The Fund is currently the only series of funds currently authorized by the Board.


      Note 2 - Significant Accounting Policies

      The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)       Portfolio Valuations

      Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. Securities are valued as determined in good faith under the general supervision of the Board of Trustees when: market quotations are not readily available; the Adviser determines that the last bid price does not accurately reflect the current value; or restricted securities are being valued.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's adviser believes such prices accurately reflect the fair market value of such services. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith under the general supervision of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.
      Lindbergh Signature Fund
      Notes to the Financial Statements
      August 31, 2001 - continued

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      Note 2 - Significant Accounting Policies - (continued)

B)    Futures Contracts

      The Fund uses index futures contracts, when appropriate, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The Fund will not effect a futures or options transaction if the aggregate value of the Fund's securities subject to outstanding futures and options would exceed 100% of the Fund's total assets. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, the possibility of an illiquid market, or that the counterparty will fail to perform its obligation.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

         C)       Portfolio Transactions and Related Income

      Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         D)       Dividends and Distributions to Shareholders

      The Fund intends to comply with federal tax rules regarding the distribution of substantially all of its net investment income as dividends to its shareholders on an annual basis, and to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carryovers, such gains will not be distributed.

         E) Federal Income Taxes

      The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.





      Lindbergh Signature Fund
      Notes to the Financial Statements
      August 31, 2001 - continued

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      Note 2 - Significant Accounting Policies - (continued)
         F) Other
      Generally accepted accounting principles require that permanent financial reporting/tax differences relating to shareholder distributions be reclassified to paid-in capital.

         G) Estimates

      Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Note 3 - Agreements and Other Transactions with Affiliates

      The Fund retains Lindbergh Capital Management, Inc., (the "Adviser") to manage the Fund's investments. The Adviser will be paid an advisory fee equal to 0.75% of the average annual net assets of the Fund. Actual total expenses, including advisory fees, will not exceed 0.75% because the Adviser's contract with the Fund requires it to reimburse fund expenses to maintain total annual fund operating expenses at 0.75% through August 31, 2001, and to inform the Fund prior to that date, if the commitment is to continue. The Adviser has agreed to maintain total annual fund operating expenses at 0.75% through August 31, 2002. For the year ended August 31, 2001, the Adviser earned fees of $103,687, and waived all fees earned and reimbursed expenses to the Fund of $9,047. Certain members of management of the Adviser are also members of management of the trust.

      The Fund retains Unified Financial Securities, Inc. (the
      "Distributor") to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Adviser and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. As of August 31, 2001 the distribution plan has not been activated

      Note 4- Securities Transactions

      For the year ended August 31, 2001, purchases and sales proceeds from investment securities, excluding short-term investments were as follows:

                                      Purchases     Sales
      Lindbergh Signature Fund        $11,600,849   $7,042,586









      Lindbergh Signature Fund
      Notes to the Financial Statements
      August 31, 2001 - continued

      -----------------------------------------------------------------------

      -----------------------------------------------------------------------

      Note 5 - Unrealized Appreciation (Depreciation)

      At August 31, 2001, the cost for federal income tax purposes is $12,682,955 and the composition of gross unrealized appreciation (depreciation) of investment securities is as follows:

                              AppreciationDepreciation     Net
                                                       Appreciation

      Lindbergh Signature     $1,178,340   ($926,829)   $251,511
      Fund

      At August 31, 2001, the aggregate settlement value of open futures contracts expiring in September 2001 and the related unrealized appreciation (depreciation) were:




      NASDAQ 100 Index            4         $589,000        $1,735



      S&P 500 Index             (8)       $(4,540,400)   ($62,232)

      Note 6 - Related Party Transactions

      The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2001 Charles Schwab & Co. holds 99.62% of outstanding Fund shares in an omnibus account for the benefit of others.


      Note 7 - Federal Income Taxes

      At August 31, 2001 the Fund had available for federal tax purposes an unused capital loss carry forward of $3,823,359 which expires in 2009.

                                   (Unaudited)
------------------------------------------------------------------------
NOTICE OF PRIVACY POLICIES AND PROCEDURES
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.

------------------------------------------------------------------------
Our policies prohibit disclosure of non-public personal information about its present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.
------------------------------------------------------------------------

All services provided to you are through our service providers. All records containing your non-public personal information are at our service providers. These entities include our transfer agent, administrative service provider, and investment adviser. Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and, require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.





To The Shareholders and
Board of Trustees
Lindbergh Signature Fund:

We have audited the accompanying statement of assets and liabilities of the Lindbergh Signature Fund, including the schedule of portfolio investments, as of August 31, 2001, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 1, 1999 (commencement of operations) to August 31, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lindbergh Signature Fund as of August 31,2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights the year then ended and for the period from October 1, 1999 (commencement of operations) to August 31, 2000 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 18, 2001